UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2018

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement

Entry into Term Loan Credit Agreement

On January 4, 2018, Sears Holdings Corporation (the “Company”), through Sears Roebuck Acceptance Corp. and Kmart Corporation (collectively, the “Borrowers”), entities wholly-owned and controlled, directly or indirectly by the Company, entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement”) providing for a secured term loan facility (the “Term Loan Facility”) from JPP, LLC and JPP II, LLC, as lenders (collectively, the “Lenders”), with JPP, LLC, serving as administrative and collateral agent (the “Agent”). Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC.

The Term Loan Facility is guaranteed by the Company and certain of its subsidiaries that guarantee the Company’s other material debt or own material intellectual property. The Term Loan Facility is secured by substantially all of the unencumbered intellectual property of the Company and its subsidiaries, other than intellectual property relating to the Kenmore and DieHard brands, as well as by certain real property interests, in each case subject to certain exclusions.

$100 million was borrowed under the Term Loan Facility on January 4, 2018. The Term Loan Facility also contains an uncommitted incremental loan feature that, subject to the satisfaction of certain conditions, including the consent of the Agent, would permit up to an additional $200 million to be borrowed from other counterparties and secured by the same collateral as the initial loan under the Term Loan Facility.

The loans under the Term Loan Facility bear interest at an annual interest rate of LIBOR plus 12.5%, which during the first year can be paid in kind by capitalizing interest. The loans under the Term Loan Facility mature on July 20, 2020. The Company expects to use the proceeds of the Term Loan Facility for general corporate purposes.

No upfront or arrangement fees were paid in connection with the Term Loan Facility. The loans under the Term Loan Facility are prepayable without premium or penalty.

The Term Loan Facility includes certain representations and warranties, indemnities and covenants, including with respect to the condition and maintenance of the intellectual property and real property collateral. The Term Loan Facility has certain events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, and bankruptcy or insolvency proceedings. If there is an event of default, the Lenders may declare all or any portion of the outstanding indebtedness to be immediately due and payable, exercise any rights they might have (including against the collateral), and require the Borrowers to pay a default interest rate.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Second Lien Notes

On January 9, 2018, the Company and certain of its subsidiaries entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”) with Wilmington Trust, National Association, as successor trustee and collateral agent, amending the Indenture, dated as of October 12, 2010 (the “Indenture”), among the Company, the subsidiaries of the Company party thereto as guarantors from time to time and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the Company’s 6 5/8% Senior Secured Notes due 2018.

The Supplemental Indenture amended the borrowing base definition in the Indenture to increase the advance rate for inventory to 75% from 65%. The Supplemental Indenture also defers the collateral coverage test for purposes of the repurchase offer covenant in the Indenture and restarts it with the second quarter of 2018 (such that no collateral coverage event can occur until the end of the third quarter of 2018).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated by reference herein, and (ii) the Indenture, which was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on October 15, 2010.

Amendment to Second Lien Credit Agreement

On January 9, 2018, the Company, the Borrowers, and certain other subsidiaries of the Company entered into a Second Amendment to Second Lien Credit Agreement (the “Second Amendment”) with the lenders party thereto and JPP, LLC, as administrative agent and collateral administrator (the “Second Lien Agent”), amending the Second Lien Credit Agreement, dated as of September 1, 2016 (the “Second Lien Credit Agreement”), among the Company, the Borrowers, the other subsidiaries of the Company party thereto as guarantors from time to time, the lenders party thereto from time to time, and the Second Lien Agent, as previously amended by the First Amendment to Second Lien Credit Agreement, dated as of July 7, 2017 (the “First Amendment”), among the Company, the Borrowers, the other subsidiaries of the Company party thereto, the lenders party thereto and the Second Lien Agent.

The Second Amendment amended the borrowing base definition in the Second Lien Credit Agreement to increase the advance rate for inventory to 75% from 65%. The Second Amendment also defers the collateral coverage test for purposes of the mandatory repayment covenant in the Second Lien Credit Agreement such that no such mandatory repayment can be required until the end of the third quarter of 2018.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the Second Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein, (ii) the Second Lien Credit Agreement, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 2, 2016 and (iii) the First Amendment, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 7, 2017.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01, “Entry into Term Loan Credit Agreement,” and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The disclosure required by this item is included in Item 1.01, “Amendment to Second Lien Notes,” and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 10, 2018, the Company issued a press release announcing the Term Loan Facility, the Supplemental Indenture, the Second Amendment and certain other matters. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, included the press release incorporated in this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the Credit Agreement. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1     Fourth Supplemental Indenture, dated as of January 9, 2018, among Sears Holdings Corporation, the guarantors party thereto and Wilmington Trust, National Association, as successor trustee and collateral agent

Exhibit 10.1    Term Loan Credit Agreement, dated as of January  4, 2018, among the Company, Sears Roebuck Acceptance Corp. and Kmart Corporation, as borrowers, the subsidiaries of the Company party thereto, the lenders party thereto from time to time, and JPP, LLC, as administrative and collateral agent.

Exhibit 10.2    Second Amendment to Second Lien Credit Agreement, dated as of January  9, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, the guarantors party thereto, the lenders party thereto, and JPP, LLC, as administrative agent and collateral administrator

Exhibit 99.1    Press release, dated January 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: January 10, 2018	By:	/s/ Robert A. Riecker
Robert A. Riecker Chief Financial Officer